ALLONGE TO PROMISSORY NOTE

For valuable consideration, the receipt of which is hereby acknowledged, this Allonge to Promissory Note is made and executed effective as of November 22, 2004, with reference to that certain Convertible Secured Promissory Note, dated October 8, 2004 (the "Note"), in the original principal amount of Three Hundred Fifty Thousand Dollars (US$350,000.00), made by RAPIDTRON, INC., a Delaware corporation ("Maker"), payable to the order of LDM ENTERPRISES, LLC, a California limited liability company ("Holder"). This Allonge to Promissory Note shall be affixed to the original of the Note and is hereby incorporated into and made a part of the Note, for all purposes.

The  principal  amount  of  the  Note  is  increased  from $350,000 to $375,000.

The term of the Note is hereby extended from November 8, 2004, until December 15, 2004.

IN WITNESS WHEREOF, the maker and the Holder have executed this Allonge effective as of the date set forth above.

"MAKER"

RAPIDTRON,  INC,

a  Delaware  corporation


By:_________________________________________________
   John Creel, Chief Executive Officer and President

"HOLDER"

LDM  ENTERPRISES,  LLC,
a  California  limited  liability  company


By:_______________________
   Raymond A. Lee, Manager

ACKNOWLEDGEMENT  AND  CONSENT  OF  GUARANTOR

The undersigned Guarantors of the foregoing Note hereby acknowledge and consent to this Allonge to Promissory Note and agree that the "Obligations" as defined in the Guaranty, dated October 8, 2004, shall include for all purposes the increased principal amount added to the Note pursuant to this Allonge to Promissory Note. Guarantors acknowledge that Holder is relying upon this acknowledgment and consent in order to advance additional principal to Maker and to enter into this Allonge, and hereby consents to the recording of the original Deed of Trust previously executed and delivered as security for the Guaranty.


_________________________________________
JOHN  A.  CREEL,  an  individual


_________________________________________
JUDITH  CREEL,  an  individual